                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 02, 2004
                                   -----------
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-10218                 13-3489233
----------------------------    ------------------------     ----------------
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation                                       Identification No.)
      or organization)

                             250 Stephenson Highway,
                              Troy, Michigan 48083
                              --------------------
               (Address of principal executive offices (zip code)

                                 (248) 824-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The attached exhibit is furnished under Form 8-K Item 12. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman specifically incorporates the information by reference.


EXHIBITS

The following exhibit is filed herewith:

Exhibit No.         Description
----------          -----------
99.1                Collins & Aikman Press Release Regarding Second Quarter 2004
                    Earnings








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        COLLINS & AIKMAN CORPORATION


Dated: August 2, 2004                   By: /s/ J. Michael Stepp
                                            --------------------
                                            Name: J. Michael Stepp
                                            Title: Vice Chairman and Chief
                                                   Financial Officer






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                                  EXHIBIT INDEX

Exhibit No.         Description
----------          -----------
99.1                Collins & Aikman Press Release Regarding Second Quarter 2004
                    Earnings













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